                  Massachusetts Mutual Life Insurance Company

                            STANDARD PROFIT SHARING

                  Internal Revenue Service Serial No. D256560a

                       PROTOTYPE PLAN AND TRUST AGREEMENT

The undersigned Employer hereby adopts the Massachusetts Mutual Life Insurance Company Prototype Defined Contribution Plan and Trust Agreement, herein called the Plan, in order to establish a Profit Sharing Plan which will provide retirement benefits for its Employees. The Profit Sharing Plan hereby established is a Standard Plan according to Revenue Procedure 84-23 as modified by Revenue Procedure 89-9.

Massachusetts Mutual submitted in accordance with Revenue Procedure 89-9 the attached Adoption Agreement and related Pension Plan Document to the Internal Revenue Service and has received an Opinion Letter approving the form of plan.

It must be understood that a determination by the Internal Revenue Service as to the qualification under ss.401(a) of the Code of a plan established by a particular employer can be made only upon consideration of all the facts peculiar to that employer. Consequently, the Opinion Letter which has been received, with respect to this plan, does not automatically constitute a determination as to its qualification when it is established by any individual employer. An employer who adopts this plan will be considered to have a qualified plan only if the conditions of the Opinion Letter are satisfied.

In making this form available, Massachusetts Mutual does not make any representations, either express or implied, that its provisions will necessarily fulfill all of the requirements of any particular employer.

ANY PENSION PLAN AND ITS RELATED DOCUMENTS INVOLVE SIGNIFICANT FINANCIAL, LEGAL AND TAX CONSIDERATION FOR WHICH NEITHER MASSACHUSETTS MUTUAL NOR ANY OF ITS REPRESENTATIVES CAN ASSUME RESPONSIBILITY. NO EMPLOYER SHOULD UNDERTAKE THE ESTABLISHMENT OF A PENSION PLAN WITHOUT PRIOR CONSULTATION WITH ITS OWN ATTORNEY AND HIS APPROVAL OF THE NECESSARY DOCUMENTS.

         A NON-REFUNDABLE DOCUMENT USE AND REGISTRATION FEE IS REQUIRED
                           UPON ADOPTION OF THIS PLAN

@Copyright 1986, 1991
SP-LI-7.13b
1/30/91

                                       1b

Plan Description: Prototype Standardized Profit Sharing Plan
FNN: 50238832302-002 Case: 9203298 EIN: 04-1590850
BPD: 02 Plan: 002 Letter Serial No: 0256560b

MASSACHUSETTS MUTUAL LIFE INSURANCE CO

1295 STATE STREET

SPRINGFIELD, MA 01111




Washington, D.C.  20224

Person to Contact: Mr. Wolf

Telephone Number: (202) 622-8380

Refer Reply to: E:EP:Q:1

Date: 03/10/93







Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-1 C.B. 780; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

An employer that has adopted a standardized plan may not rely on this opinion letter with respect to: (1) whether any amendment or series of amendments to the plan satisfies the nondiscrimination requirements of section 1.401(a)(4)-5(a) of the regulations, except with respect to plan amendments granting past service that meets the safe harbor described in section 1.401(a)(4)-5(a)(5) and are not part of a pattern of amendments that significantly discriminates in favor of highly compensated employees; or (2) whether the plan satisfies the effective availability requirement of section 1.401(a)(4)-6(c) of the regulations with respect to any benefit, right or feature.

An employer that has adopted a standardized plan as an amendment to a plan other than a standardized plan may not rely on this opinion letter with respect to whether a benefit, right or other feature is prospectively eliminated satisfies the current availability requirements of section 1.401(a)-4 of the regulations.

Internal Revenue Service

Plan Description: Prototype Standardized Profit Sharing Plan
FNN: 50238832302-002 Case: 9004210 EIN: 04-1590850
BPD: 02 Plan: 002 Letter Serial No: 0256560a



MASSACHUSETTS MUTUAL LIFE INSURANCE CO

1295 STATE STREET

SPRINGFIELD, MA 01111



Department of the Treasury

Washington, D.C.  20224

Person to Contact: Mrs. Fleming

Telephone Number: (202) 566-6421

Refer Reply to: E:EP:Q:1

Date: 01/30/91




Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for officers, owners, or highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our plan does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-6 I.R.B. 14; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3). In such situations, the employer should request a determination as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                                   Sincerely yours,


                                   Chief, Employee Plans Qualifications Branch


                                       2b

                   Massachusetts Mutual Life Insurance Company

                             STANDARD PROFIT SHARING

                       PROTOTYPE PLAN AND TRUST AGREEMENT

(A) GENERAL PLAN AND EMPLOYER INFORMATION


    (1) Plan Name  SMA Video, Inc. Profit Sharing Plan
                   ----------------------------------------------------

    -------------------------------------------------------------------

    -------------------------------------------------------------------

    (2) Trustee(s) Name(s)  Michael Morrissey & David Satin
                            -------------------------------------------

    -------------------------------------------------------------------

    -------------------------------------------------------------------

    (3) Employer Organization                                 Elect One.
        (a) (x) Corporation
        (b) ( ) S Corporation
        (c) ( ) Sole Proprietorship
        (d) ( ) Partnership
        (e) ( ) Other___________________________________________________
                                                          Specify

    (4) Type of Funding                                       Elect one.
        (a) ( ) Solely through the purchase of individual life insurance and/or annuity products.
        (b) (x) Through other funding arrangements.

                                       3b

    (5) Paired Plan                      Identify other Massachusetts Mutual
                                         standard paired plan(s), if applicable.
        (a) (x) Money Purchase
        (b) ( ) Profit Sharing
        (c) ( ) ss.401(k)
        (d) ( ) Target Benefit
        (e) ( ) Defined Benefit Non-integrated
        (f) ( ) Defined Benefit Integrated
    NOTE: Only one paired plan maintained by the Employer may be integrated.

(B) DATES AND COMPUTATION PERIODS
    (1) New Plan
        Effective Date of Plan:_________________________________, 19___
        Not earlier than the date of establishment of the adopting employer.

        First Plan Year end date:  _____________________________, 19___
        The first Plan Year begins on the Effective Date of the Plan.

        Subsequent Plan Years: From ____________________ to ___________
                                          Must be a twelve month period.

    (2) Existing Plan    Complete if this Adoption Agreement constitutes an
                         amendment and restatement in its entirety of a previously established plan.

        Effective date of this amendment: October 1, 1989
        First Plan Year end date: September 30, 1990
    The first Plan Year under this amendment begins on the Effective Date.
        Subsequent Plan Years: From October 1 to Sept. 30
                                            Must be a twelve month period.

        Pre-existing plan name: SMA Video, Inc. Profit Sharing Plan
                                          From the previous plan document.

                                       4b

        Pre-existing plan Adoption Date: September 23, 1987
                                          From the previous plan document.

    (3) Limitation Year shall mean:                            Elect one.
        (a) ( ) the Calendar Year.
        (b) (X) the 12-consecutive month period coinciding with the Plan
                Year.
        (c) ( ) From _____________________________ to __________________
                                    Must be a 12-consecutive month period.

    Note: If the Limitation Year is not the calendar year, the Employer shall adopt a resolution applying the elected Limitation Year to all plans maintained by the Employer.

    (4) Entry Date(s)                                         Elect one.
        (a) (X) the first day of the Plan Year.
        (b) ( ) the first day of the Plan Year and six months thereafter.
        (c) ( ) the first day of the Plan Year and the first day of every third calendar month thereafter.
        (d) ( ) the first day of the Plan Year and the first day of every calendar month thereafter.

    (5) Contract Date(s)   Complete if insurance or amenity contracts are
                           issued under the Plan.
        Initial Contract Date: ______________________________, 19__
                 The date contracts are initially issued under the Plan. Subsequent Contract Date(s): __________________________________
    The month(s) and day any subsequent contracts are issued under the Plan.

(C) ELIGIBILITY FOR PARTICIPATION
    (1) Age and Service
        (a) Attainment of age 21                    Not to exceed 21.
        (b) Completion of 1 year(s) of service      Not to exceed 2.

                                       5b

    (2) Exclusions From Participation                Elect all that apply.

        (a) ( ) Employees included in a unit covered by a collective bargaining agreement between the Employer and Employee Representatives under which retirement benefits were the subject of good faith bargaining and if less then 2% of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in ss.410(b)-9(g) of the proposed regulations. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the employer.

        (b) ( ) Employees who are nonresident aliens and who receive no earned earned income from the employer which constitutes income from sources within the United States.

    (3) Predecessor Service                             Elect all that apply.

        Service with a predecessor Employer, including a sole proprietor or partnership, which did not maintain this Plan shall be considered service with the Employer for each purpose elected below:
        (a) ( ) Eligibility Service
        (b) ( ) Vesting Credit
        (c) ( ) Limitations on Allocations

(D) COMPENSATION
    (1) Compensation means all of a Participant's                Elect one.
        (a) (X) W-2 withholding wages (Section 3401(a) wages).
        (b) ( ) W-2 withholding wages (Box 1).
        (c) ( ) ss.415 safe-harbor compensation.

    (2) Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under ss.125, ss.402(a)(8), ss.402(h), ss.403(b), or ss.457 of the Code or
        contributions picked up by the employing unit under ss.414(h)(2) of the Code

        (a) (X) shall be included in compensation.
        (b) ( ) shall not be included in compensation.

                                       6b

    (3) Applicable to Non-Standard Plans only.

    (4) Compensation shall be determined over the following applicable period:
        (a) (X) the Plan Year.
        (b) ( ) the calendar year ending with or within the Plan Year.
        (c) ( ) the portion of the Plan Year during which the Employee was a Participant in the Plan.

(E) APPLICABLE TO SS.401(K) PLANS ONLY

(F) EMPLOYER CONTRIBUTION FORMULA

    (1) (X) A sum to be determined each Plan Year by Employer Resolution.
    (2) ( ) ___% of Net Profits in excess of $________     Dollar
                                                           Amount
                                                           or N/A
    (3) ( ) ___% of the Compensation of all Participants.  Not to
                                                           exceed 15%
    (4) ( ) ___% of the first $________ of Net Profits plus
            ___% of Net Profits in excess thereof.
    (5) ( ) $________.
    (6) ( ) _____________________________________________________________
            _____________________________________________________________
                                   Enter the Employer contribution Formula.

(G) ALLOCATION OF EMPLOYER CONTRIBUTIONS
    (1) ( ) Non-integrated.           Complete if a Non-integrated allocation
                                      formula is desired.
            Based upon the ratio of each Participant's Compensation to the total Compensation of all Participants

                                       7b

    (2) (X) Integrated                Complete if an integrated allocation
                                      formula is desired.

    Employer contributions and forfeitures, if applicable, shall be allocated to each Participant's Account to provide the maximum amount based on Compensation in excess of the Integration Level, to the extent legally permitted. (Section 6.2)
    Integration Level:                                         Elect one.
        (a) (X) Taxable Wage Base
        (b) ( ) $_____________                 Not to exceed the Taxable Wage
                                               Base.
        (c) ( ) ____% of the Taxable Wage Base            Not to exceed 100%.

(H) FORFEITURES OF EMPLOYER CONTRIBUTIONS
    (1) (X) shall be allocated in the same manner as Employer contributions.
    (2) ( ) shall be used to reduce Employer contributions.

(I) PARTICIPANT DIRECTED INVESTMENTS                           Elect one.
    (1) ( ) shall be permitted as provided in Section 2.7.
    (2) (X) shall not be permitted.

(J) APPLICABLE TO NON-STANDARD PLANS ONLY

(K) ROLLOVERS AND TRANSFERS

    (1) Employee Rollover Contributions                        Elect one.
        (a) (X) shall be permitted.
        (b) ( ) shall not be permitted.

                                       8b

    (2) Employee Rollover Contributions                        Elect one.
        (a) (X) shall be permitted.
        (b) ( ) shall not be permitted.

(L) PARTICIPANT LOANS                                          Elect one.
    (1) (X) shall be permitted as provided in Section 2.19.
    (2) ( ) shall not be permitted.

(M) VESTING            Complete 1 and 2.
    (1) ERISA Vesting Schedule                                 Elect one.
        (a) ( )  20% after 3 Years of Service
                 40% after 4 Years of Service
                 60% after 5 Years of Service
                 80% after 6 Years of Service
                100% after 7 Years of Service

        (b) ( ) ___% after 1 Year of Service
                ___% after 2 Years of Service
                ___% after 3 Years of Service
                ___% after 4 Years of Service
                100% after 5 Years of Service

        (c) (X)   0% after 1 Year of Service
                 20% after 2 Years of Service
                 40% after 3 Years of Service        No less than 20%
                 60% after 4 Years of Service        No less than 40%
                 80% after 5 Years of Service        No less than 60%
                100% after 6 Years of Service        No less than 80%
                100% after 7 Years of Service

        (d) ( ) 100%     Must be elected if the Service requirement
                         ((C)(1)(b)) exceeds 1.

                                       9b

    (2) Top-heavy Vesting Schedule                             Elect one.
        (a) (X)   0% after 1 Year of Service
                 20% after 2 Years of Service        No less than 20%
                 40% after 3 Years of Service        No less than 40%
                 60% after 4 Years of Service        No less than 60%
                 80% after 5 Years of Service        No less than 80%
                100% after 6 Years of Service

        (b) ( ) ___% after 1 Year of Service
                ___% after 2 Years of Service
                100% after 3 Years of Service

        (c) ( ) 100%     Must be elected if the Service requirement
                         ((C)(1)(b)) exceeds 1.

(N) VESTING EXCLUSIONS                               Elect all that apply.
    (1) ( ) Years of Service before Age 18.
    (2) ( ) Years of Service with an Employer during any period for which the Employer did not maintain the Plan or a predecessor plan.
    (3) ( ) Years of Service during any Year for which the Plan required an Employee contribution and the Employee declined to make the entire contribution to the Plan.

(O) NORMAL RETIREMENT AGE OF A PARTICIPANT                      Elect one.
    (1) ( ) His _____ birthday                         Not to exceed 65th.
    (2) ( ) The earlier of his 65th birthday and the first day of the
            Plan Year within 6 months of his 65th birthday
    (3) (X) The later of his 65th birthday (not to exceed 65th) and
            the 5th anniversary of his participation   Not to exceed 5th.
            but in no event later than his _____ birthday      Complete
                                                               only if
                                                               desired.
    (4) ( ) the later of:
        (a) the earlier of his 65th birthday and the first day of the
            Plan Year within 6 months of his 65th birthday; and
        (b) the ______ anniversary of his participation        Not to exceed
                                                               5th.
            but in no event later than his _____ birthday      Complete only
                                                               if desired.

NOTE: If option (3) or (4) are elected, see Section 1.25 of the Plan for a special transition rule.

                                      10b

(P) EARLY RETIREMENT                                           Elect one.
    (1) (X) Permitted upon the completion of the following requirements:

            Attainment of Age 55 and the completion of 10 Years of Service
    (2) ( ) Not permitted

(Q) LUMP SUM DISTRIBUTION OF BENEFITS

    A Participant who terminates employment, requests a distribution, and
    obtains spousal consent:                                   Elect one.
    (1) (X) will be permitted a lump sum distribution.
    (2) ( ) will not be permitted a lump sum distribution.

NOTE: If this Adoption Agreement amends an existing Plan which allows lump sum distributions and option (2) is elected, Participants who have accrued benefits as of the later of the adoption or the effective date of the amendment must be permitted at termination to withdraw benefits accrued to such date as a lump sum.

(R) ss.415 LIMITATIONS ON MULTIPLE PLANS
    (1) Complete if the Employer maintains another qualified defined contribution plan which is not a master or prototype plan, in which any Participant in this Plan is a Participant or could
        become a Participant.                                  Elect one.

        (a) ( ) The provisions of Section 8.2 will apply as if the other plan were a master or prototype plan.
        (b) ( ) The plans will limit total annual additions to the maximum permissible amount and will properly reduce any excess amounts in the manner that precludes Employer discretion described below:

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

                                      11b

    (2) Complete if a participant is or has ever been a Participant in a
        defined benefit plan maintained by the Employer.       Elect one.

        (a) ( ) Annual Additions to the Defined Contribution Plan(s) shall be limited as provided in Section 8.4 if the sum of the Participant's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction exceeds 1.0.
        (b) ( ) The plans will limit total annual additions to the maximum permissible amount and will properly reduce any excess amounts in the manner that precludes Employer discretion described below:

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________


(S) MINIMUM CONTRIBUTIONS FOR TOP-HEAVY PLANS (ss.416)

    Complete if the Employer maintains one or more other plans that cover any Employees covered by this plan.

    (1) ( ) A Participant shall receive a minimum contribution under this Plan equal to 5% of compensation if the Participant also participates in a defined benefit plan.
    (2) ( ) A Participant shall receive a minimum contribution under this plan equal to 3% of Compensation if the Participant also participates in another defined contribution plan but does not participate in any defined benefit plan.
    (3) ( ) A Participant shall receive a minimum benefit or contribution under the following plan rather than a minimum contribution under this plan:

    ____________________________________________________________________________
                                               Enter the name of the Other Plan.

NOTE: Both (1) and (2) may be elected if the Employer maintains both a defined contribution and a defined benefit plan in addition to this Plan.

                                      12b

(T) ADDITIONAL CONTRIBUTIONS FOR (NON-PAIRED) TOP-HEAVY PLANS (ss.416(h))

    If the sum of any Participant's Defined Benefit and Defined Contribution Plan Fractions, modified as required in any year that the Plan is top-heavy, exceeds 1.0, then the following benefits or contributions may be provided to restore to 1.25 the dollar limit factor in the denominators of those fractions. These amounts are in addition to the minimum benefits or contribution provided by Plan Section 9.3 and Adoption Agreement
    Section (S).

    (1) ( ) No additional benefits shall be provided and the dollar limit factor shall remain at 1.0.

    (2) ( ) If Section (S)(1) of this Adoption Agreement is elected, an additional benefit equal to 1% of Compensation shall be provided to all Participants who participate in this Plan only and an additional benefit equal to 2-1/2% of Compensation shall be provided to all Participants who participate in this Plan and a defined benefit plan maintained by the Employer.

    (3) ( ) If the Employer maintains a defined benefit plan in addition to this Plan and if (S)(3) of this Adoption Agreement is elected, an additional benefit equal to 1% of Compensation shall be provided to each Participant who participates in this Plan only.

NOTE: This Section (T) does not apply if the Plan is super top-heavy as defined in Section 8.4(b) of the Plan.

(U) MINIMUM CONTRIBUTIONS FOR PAIRED TOP-HEAVY PLANS

    If the Employer maintains another defined contribution plan which is paired with this Plan, the minimum contribution for each Plan Year in which the paired plans are top-heavy for each Participant shall be determined as follows:

    (1) (X) A Participant shall receive a minimum contribution under this Plan equal to 3% of Compensation if the Participant also participates in the paired defined contribution plan.

    (2) ( ) A Participant shall receive a minimum contribution from the paired plan equal to 3% of Compensation if the Participant also participates in the paired defined contribution plan.

                                      13b

THIS ADOPTION AGREEMENT MAY BE USED ONLY IN CONJUNCTION WITH BASIC PLAN DOCUMENT #02. FAILURE TO PROPERLY FILL OUT THE ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN.

IF THE EMPLOYER FAILS TO RETAIN QUALIFICATION OF HIS PLAN, HE MAY NO LONGER PARTICIPATE UNDER THIS PROTOTYPE PLAN.

AN EMPLOYER WHO HAS EVER MAINTAINED OR WHO LATER ADOPTS ANY PLAN (INCLUDING, AFTER DECEMBER 31, 1985, A WELFARE BENEFIT FUND, AS DEFINED IN SECTION 419(E) OF THE CODE, WHICH PROVIDES POST-RETIREMENT MEDICAL BENEFITS ALLOCATED TO SEPARATE ACCOUNTS FOR KEY EMPLOYEES, AS DEFINED IN SECTION 419(d)(3), OR AN INDIVIDUAL MEDICAL ACCOUNT, AS DEFINED IN ss.415(1)(2) IN ADDITION TO THIS PLAN (OTHER THAN A PAIRED PLAN) MAY NOT RELY ON THE OPINION LETTER ISSUED BY THE NATIONAL OFFICE OF THE INTERNAL REVENUE SERVICE AS EVIDENCE THAT THIS PLAN IS QUALIFIED UNDER
SECTION 401 OF THE INTERNAL REVENUE CODE. IF THE EMPLOYER WHO ADOPTS OR MAINTAINS MULTIPLE PLANS WISHES TO OBTAIN RELIANCE THAT HIS OR HER PLAN(S) ARE QUALIFIED, APPLICATION FOR A DETERMINATION LETTER SHOULD BE MADE TO THE APPROPRIATE KEY DISTRICT DIRECTOR OR INTERNAL REVENUE.

THE UNDERSIGNED HAS CONSULTED LEGAL AND TAX COUNSEL TO THE EXTENT CONSIDERED NECESSARY.

Signed this 15th day of September, 1995.
            -----       ---------    --


Witness:                     Employer*:
        --------------------            ---------------------

Witness:                     Employer*:
        --------------------            ---------------------

Witness:                     Trustee*:
        --------------------            ---------------------

Witness:                     Trustee*:
        --------------------            ---------------------

Witness:                     Trustee*:
        --------------------            ---------------------

                                        *Please type name under signature

THIS DOCUMENT IS VALID ONLY WITH ATTACHMENT OF THE PROPER INTERNAL REVENUE SERVICE OPINION LETTER.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY AGREES TO INFORM REGISTERED PROTOTYPE ADOPTERS OF ANY AMENDMENTS MADE TO THE PLAN OR OF THE DISCONTINUANCE OR ABANDONMENT OF THE PLAN, INQUIRIES BY THE ADOPTING EMPLOYER SHOULD BE DIRECTED TO:


                    QUALIFIED PLANS
                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                    1295 STATE STREET
                    SPRINGFIELD, MASSACHUSETTS 01111-0001
                    TELEPHONE: (413) 788-8411

                                      14b

                     MASSMUTUAL PROTOTYPE REGISTRATION FORM


This form must be completed for each adopter of the MassMutual Prototype Plan. Payment of the nonrefundable document use and registration fee of $150 is required. Notices and/or amendments will be sent to the contact chosen below.

================================================================================

Plan Name:     SMA Video, Inc. Profit Sharing Plan
          --------------------------------------------------------------------
Trustee or Plan Administrator Name:      Michael Morrissey & David Satin
                                   -------------------------------------------
Address:    100 Avenue of the Americas
          --------------------------------------------------------------------
            10th floor
          --------------------------------------------------------------------
            New York, New York 10013
          --------------------------------------------------------------------
================================================================================

================================================================================

Agent's Name:   Richard C. Griggs
             -----------------------------------------------------------------
Agency:   NY Watson 072 D479
       -----------------------------------------------------------------------
Plan PT# if available:
                      --------------------------------------------------------
================================================================================

================================================================================

Send Amendments to:   |   | Trustee    | X | Agent     |  | Other (Specify)

                                                             ----------------

                                                             ----------------

                                                             ----------------
================================================================================



Signed:                                        Date:    9-15-95
       ---------------------------------------       ---------------
           (trustee or plan administrator)



--------------------------------------------------------------------------------
            Send this form and your check payable to MassMutual to:

                  Massachusetts Mutual Life Insurance Company
                         Treasurer's Department - E078
                               1295 State Street
                             Springfield, MA 01111
--------------------------------------------------------------------------------




================================================================================

Home Office Use Only                                                        SPS

Date Received:                    Check #                 Site License #
              -------------------        ----------------                ------
================================================================================


                                      15b

                           CERTIFICATE OF RESOLUTION

I, _______________DAVID SATIN__________________, THE DULY ELECTED AND ACTING
SECRETARY OF _________SMA Video, Inc._______, DO HEREBY CERTIFY THAT AT A MEETING OF THE BOARD OF DIRECTORS OF SAID CORPORATION DULY CALLED AND HELD ON THE ___15th___ DAY OF _____SEPTEMBER___, 1995___, AT WHICH MEETING A QUORUM WAS PRESENT, THE FOLLOWING RESOLUTION WAS, UPON MOTION DULY MADE, SECONDED AND UNANIMOUSLY CARRIED, ADOPTED:

     BE IT RESOLVED, that the Company hereby adopts the Massachusetts Mutual Life Insurance Company Standard Profit Sharing Prototype Plan & Trust Agreement, a copy of which is attached.

     RESOLVED FURTHER, that the limitation year for the Plan of the Company shall be the 12 month period commencing on __________October 1__________ of each year.

     RESOLVED FURTHER, that the President or Vice President of the Corporation be and he is hereby authorized and instructed to execute said Plan for and on behalf of the Corporation.

     RESOLVED FURTHER, that the Treasurer be and is hereby authorized to make such contributions as may be required from time to time under the Plan.

     IN WITNESS, WHEREOF, I have hereunto set my hand this _____15th____ day of __________September______, 1995.


                                   -------------------------------------
                                   Secretary


Attest:

-----------------------------------------
President